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                                                                    Exhibit 23.1

                             Accountants' Consent


The Board of Directors
ViroPharma Incorporated:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                                        KPMG LLP
                                                                     /s/KPMG LLP
Princeton, New Jersey
September 30, 1999